Exhibit 10.86


RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

ORRICK, HERRINGTON & SUTCLIFFE
600 Montgomery Street
SAN Francisco, CA  94111
ATTN:  Tim Flato, Esq.


DEED OF TRUST, ASSIGNMENT OF RENTS,
SECURITY AGREEMENT AND FIXTURE FILING
(CONSTRUCTION TRUST DEED)

     THIS DEED OF TRUST, ASSIGNMENT OF RENTS SECURITY AGREEMENT AND FIXTURE FILING ("Deed of Trust") dated as of October 26, 1988, is entered into among LEATHERS, L.P., ("Trustor"), TICOR TITLE INSURANCE COMPANY OF CALIFORNIA ("Trustee") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK as Security Agent (as defined below) for the benefit of the Secured Parties (as defined below) (in such capacity, the "Beneficiary").

     Trustor, certain Banks and Morgan Guaranty Trust Company of New York as Agent have entered into that certain Secured Credit Agreement dated as of October 26, 1988 ("Credit Agreement") pursuant to which the Banks agreed to make loans to Trustor in the amount specified and on the terms and subject to the conditions set forth therein.

     Trustor has requested Morgan Guaranty Trust Company of New York to issue letters of credit to support certain obligations of Trustor (i) in respect of the IID Agreements, (ii) in respect of Imperial County amended conditional use permit No. 9006-86 dated October 28, 1987, (iii) in respect of the Intertie Agreement, and
(iv) in respect of the SCE's Qualifying Facility Milestone Procedure. The Trustor's reimbursement obligations under such letters of credit are hereinafter referred to as the Reimbursement obligations.

     Trustor, Morgan Guaranty Trust Company of New York, as Agent for the Banks, Morgan Guaranty Trust Company of New York and Morgan Guaranty Trust Company of New York as Security Agent ("the Security Agent") have entered into that certain Security Agreement dated as of October 26, 1988 ("Security Agreement"), providing for security interests in certain Collateral for the benefit of the Secured Parties (as such terms are defined therein).

     Trustor now desires to grant, transfer and assign to the Trustee, to hold for the benefit and security of the Secured
Parties, all of Trustor's right, title and interest in and to the Mortgaged Property as hereinafter defined.

     Except as otherwise expressly provided, capitalized terms used in this Deed of Trust and its Exhibits shall have the meanings given in the Security Agreement.

GRANT IN TRUST

     Trustor, in consideration of the indebtedness herein recited and the trust herein created, hereby irrevocably grants, conveys, assigns and transfers to Trustee, in trust, with power of sale and right of entry and possession as provided herein, all of Trustor's estate, right, title, interest, property or claim, whether now owned or hereafter acquired or arising, in or to the following property and rights (all of Trustor's estate, right, title, claim, property and interest as specified in (a) through (j) below, whether now owned or hereafter acquired or arising, is hereinafter collectively referred to as the "Mortgaged Property"):

     (a) All estate, right, title and interest of Trustor, now owned or hereafter acquired, in or to that certain real property located in Imperial County, California, more particularly described in Exhibit A attached hereto and by this reference incorporated herein, together with all easements, rights of way, gores of land, streets, ways, alleys, passages, privileges, liberties, tenements, hereditaments, rents, issues and profits and all other rights now or hereafter made appurtenant thereto, all improvements now or hereafter located thereon, all fixtures, and all additions and accretions thereto. Said real property, appurtenances, improvements (including the "Improvements" as hereinafter defined), fixtures, additions and accretions are hereinafter called the "Real Property", and all building structures and other improvements of Trustor thereon are hereinafter called the "Improvements";

     (b) All machinery, apparatus, equipment, fittings, fixtures and other personal property of every kind and nature whatsoever owned by Trustor, or in which Trustor has or may hereafter have or acquire and interest, now or hereafter located at, upon or about the Real Property, the Leathers Facility or any other Mortgaged Property, or any appurtenance thereto, and used or usable in connection with the present or future operation and occupancy of all or any party of the Mortgaged Property or the Leathers Facility, and all buildings equipment, materials and supplies of any nature whatsoever owned by Trustor, or in which Trustor has or may hereafter have or acquire an interest, now or hereafter located upon the Real Property, the Leathers Facility or any other Mortgaged Property, including without limitation power plants, particle separators, moisture separators, injection systems, steam wells, steam gathering piping, condensate piping, reinjection piping and wells, steam turbine generators and associated condensers, cooling systems, abatement systems, piping, electrical equipment, sewage treatment equipment, fill protection systems, maintenance and control facilities, power lines, pumps, control and monitoring equipment, and tanks, all of which equipment, including replacements and additions thereto, shall, to the fullest extent permitted by law and for the purposes of this Deed of Trust, be deemed to be part and parcel of the Mortgaged Property (hereinafter collectively referred to as the "Equipment");

     (c) All licenses, permits, franchises, authorizations and agreements (including all applicable permits) now or hereafter obtained by Trustor from any governmental authorities having jurisdiction over the operation, management or use of the Leathers Facility, the Real Property, the Improvements, the Equipment or the construction of the Leathers Facility or the Improvements and all intangible property and rights relating to the Development of the Leathers Facility, the Real Property, the Improvements, the Equipment or the operation, management or use thereof, or used in connection therewith, including without limitation options, option rights, and contract rights;

     (d) All of Trustor's rights, royalties, and profits in connection with all development rights or credits, air rights, water, water rights (whether riparian, appropriative, or otherwise, and whether or not appurtenant) and water stock with respect to the Mortgaged Property;

     (e) All of Trustor's right, title and interest in and to any and all moneys deposited by Trustor or deposited on behalf of Trustor with any federal, state, city, county, governmental agency, irrigation, sewer or water district or company, gas or electric company, telephone company, other utility company and other public or quasi-public body or agency, for the installation, or to secure the installation of, any utility or public service or work pertaining to the Mortgaged Property;

     (f) The Project Agreements to which Trustor is a party or in which Trustor has an interest and all other leases and easements or other agreements of every kind or nature affecting the use or occupancy of the Mortgaged Property, including without limitation the Leathers Facility, the Improvements, the Real Property, the Equipment, and, except as otherwise expressly provided herein, the right to receive and apply the rents, issues, profits, products, income and royalties of the Mortgaged Property to the payment of the obligations secured hereby;

     (g) Any accounts and all money, securities and other property now or hereafter held or established hereunder or under the Credit Agreement, the Security Agreement, the Operating and Maintenance Agreement, the Construction Management Agreement and the Limited Partnership Agreement, including without limitation the Operating Account, the Debt Service Reserve Account, the Major Capital Expenditure Reserve Account, the Construction Disbursement Account, and the Partnership Holding Account;

     (h) All the remainders, reversions, rents, revenues, issues, profits, products, royalties, income and other benefits derived by Trustor from the Mortgaged Property, including without limitation the Real Property , the Leathers Facility, the Improvements, the Equipment, the water rights and any mineral rights, all of which are hereby assigned to the Beneficiary, who, except as provided herein, is hereby authorized to collect and receive the same, to give proper receipts and acquittances therefor and to apply the same to the payment of the obligations secured hereby, notwithstanding the fact that the same may not then be due and payable;

     (i) All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims or amounts, including without limitation all proceeds of the insurance required by the Credit Agreement to be maintained by Trustor and all awards or other compensation heretofore or hereafter made to Trustor with respect to condemnation of any part of the Mortgaged Property, all of which are hereby assigned to the Beneficiary, who, subject to the terms and conditions of the Credit Agreement and the Security Agreement (collectively, the "Credit Documents"), is hereby authorized to collect and receive the same, to give proper receipts and acquittances therefor and to apply the same to the payment of the obligations secured hereby, notwithstanding the fact that the same may not then be due and payable; and

     (j) All accounts receivable, contract rights, chattel paper, instruments, general intangibles and other obligations of any kind now or hereafter existing, arising out of or in connection with the sale, lease or other disposition of electrical or other energy, goods or the rendering of services from the Leathers Facility, and all rights now or hereafter existing in and to all security agreements, leases, easements and other contracts securing or otherwise relating to any such accounts receivable, contract rights, chattel paper, instruments, general intangibles or obligations, the Leathers Facility and the proceeds thereof and all inventory, now owned or hereafter acquired, of the Trustor and the Leathers Facility, including raw materials, supplies, component parts or work in process on the Leathers Facility, and the proceeds thereof.

ASSIGNMENT OF RENTS AND LEASES

     Trustor absolutely and irrevocably assigns to Beneficiary all right, title, interest and leasehold estate of Trustor in, to or under any leases (including the Lease as hereinafter defined) or subleases, written or verbal, or other agreements for the use or occupancy of the Mortgaged Property or any part thereof. Trustor further absolutely and irrevocably assigns to Beneficiary all of the rents, issues and profits of the Mortgaged Property, including any leases or subleases thereof, all of Trustor's rights or interests in or to any royalties, production payments or other similar payments and all proceeds of the conversion, voluntary or involuntary, of the Mortgaged Property into cash or liquidated amounts or claims for the purposes and upon the terms and conditions hereinafter set forth. Beneficiary is hereby authorized to collect and receive the foregoing rents, issues, profits, royalties, production and other payments and proceeds, to give proper receipts and acquittances therefore and to apply the same to the payment of the obligations secured hereby, notwithstanding the fact that the same may not then be due and payable, however, Beneficiary hereby grants Trustor a revocable license to collect and receive such rents, issues, profits, royalties, production and other payments and proceeds until an Event of Default occurs pursuant to the terms hereof. The foregoing assignment shall not impose upon Beneficiary any duty to produce rents from the Mortgaged Property, and said assignment shall not cause Beneficiary to be a "mortgagee in possession" for any purpose.

SECURITY AGREEMENT AND FIXTURE FILING

     Pursuant to the Security Agreement and California Uniform Commercial Code ("UCC") Sections 9313 and 9402 as amended and recodified from time to time, this Deed of Trust shall constitute a Fixture Filing. Trustor is sometimes referred to herein as "Borrower," and Beneficiary is sometimes referred to herein as "Agent".

     1. Description of Collateral. The Collateral, as defined in the Security Agreement, includes, without limitation, the following items and types of Collateral as well as certain other items and types of Collateral:

       (a) All inventory of Trustor now owned and hereafter acquired;

       (b) All equipment of Trustor now owned and hereafter acquired (including, without limitation, trucks and vehicles, machinery, and office equipment), together with all additions and accessions thereto and replacements therefor;

       (c) All accounts, instruments and chattel paper now owned and hereafter acquired and all goods repossessed or returned in connection therewith;

       (d) All other personal property and fixtures of Trustor, now owned and hereafter acquired, including without limitation all goods, fixtures, contract rights, documents, deposit accounts, money, general intangibles and other property of Trustor; and

       (e) All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged or otherwise disposed, whether such disposition is voluntary or involuntary, including rights to payment and return of premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

As used herein to qualify the scope of Beneficiary's security interest in any of the Collateral, the phrase "in connection with any or all of the Mortgaged Property or Collateral" shall be used in its broadest and most comprehensive sense and shall include without limitation property used or acquired (or to be used or acquired) in connection with the improvement, development, construction or remodeling of any or all of the Mortgaged Property, property arising (or to arise) from or in connection with the operation, use, maintenance, occupancy, sale, lease or disposition of any or all of the Mortgaged Property or Collateral, property used or acquired (or to be used or acquired) in connection with Trustor's performance of any of its obligations under any of the Credit Documents or any other contract or instrument executed at any time pursuant to or as provided in any of the Credit Documents, and property acquired with any Loan proceeds or pursuant to any of the Credit Documents. If any property is used (or to be used) for multiple or different purposes, and one such purpose relates to any aspect of the Mortgaged Property or collateral, such property shall constitute Collateral hereunder, unless Beneficiary shall release such property from this Fixture Filing and Beneficiary's security interest therein by a duly executed written instrument.

     2. Relation of Fixture Filing to Deed of Trust: Some or all of the Collateral described in Section 1 above may be or become a fixture in which Beneficiary has a security interest under the aforementioned Security Agreement. However, nothing herein shall be deemed to create any lien or interest in favor of the Trustee under this Deed of Trust in any such Collateral which is not a fixture, and the purpose of this Deed of Trust is to create a fixture filing under UCC Section 9313. The rights, remedies and interests of Beneficiary under this Deed of Trust and the Security Agreement are independent and cumulative, and there shall be no merger of any lien hereunder with any security interest created by the Security Agreement. Beneficiary may elect to exercise or enforce any of its rights, remedies, or interests under either or both this Deed of Trust or the Security Agreement as Beneficiary may from time to time deem appropriate.

     3. Completion. For the sole and limited purpose of defining "completion" within the meaning of UCC Section 9313 as amended or recodified form time to time, "completion" shall not be deemed to have occurred until: (i) after the Banks shall have disbursed all Loan proceeds which have been allocated to the Mortgaged Property, Improvements, Equipment and Collateral pursuant to the terms of the Credit Agreement; (ii) after physical completion of all Improvements as required by the Credit Agreement, as amended or supplemented from time to time (including any corrective or remedial work, whether structural or cosmetic in nature), to the point where the Improvements are finished in a first class condition which requires no further work to render the same fully and immediately available for occupancy and all contemplated and appropriate uses; and (iii) after the permanent cessation of all construction and related work on any of the Mortgaged Property or Improvements by or for the account of the Trustor or any of its successors or assignees. This definition of "completion" is not intended nor shall it be construed to impair or affect the Trustor's or any other parties' right to record or obtain Notice(s) of Non-Responsibility, Notice(s) of Completion, Certificate(s) of Completion or Certificate(s) of Occupancy under applicable law.

     4. Limitations. Except as otherwise clearly and expressly provided in the Credit Agreement, the Security Agreement or herein:
(i) Beneficiary has not consented to any other security interest of any other person in any fixtures and has not disclaimed any interest in any fixtures; and (ii) Beneficiary has not agreed or consented to the removal of any fixtures from the Mortgaged Property, and any such consent by Trustor shall not be binding on Beneficiary.

     5. Removal. Notwithstanding any other provisions of this Deed of Trust or any other agreement or contract between Trustor and Beneficiary to the contrary, Trustor shall not, without the prior written consent of Beneficiary, remove or permit the removal of any fixture from the Mortgaged Property with a replacement cost in excess of one hundred twenty-five thousand Dollars ($125,000) for any item or two million Dollars ($2,000,000) in the aggregate of all such fixtures removed from the date of such completion until the date this Deed of Trust is reconveyed, except for fixtures removed and replaced in the ordinary course of business or, so long as such removal and replacement impairs no prior perfected security interest under any of the Credit Documents, within the State of California. Beneficiary further reserves the right to prohibit the removal of any such fixture by any person with the legal right to remove any fixture from the Mortgaged Property unless and until such person makes arrangements with (and satisfactory to) Beneficiary for the payment to Beneficiary of all costs of repairing any physical injury to the Mortgaged Property which may be caused by the removal of that fixture. Any such payment shall be made directly to Beneficiary, and Beneficiary may hold such payment as additional collateral under this Deed of Trust or the Security Agreement or may apply such payment to any indebtedness secured by the Security Agreement pursuant to UCC Section 9502 or otherwise. Failure by Trustor to cause the delivery to Beneficiary of any such payment shall constitute both (a) waste under (and a breach of) this Deed of Trust; and (b) conversion of Collateral under (and a breach of) the Security Agreement.

OBLIGATIONS SECURED

     Trustor makes the foregoing grant for the purpose of securing:

     1. Payment to Beneficiary of all indebtedness evidenced by or arising under, or other obligations pursuant to, the Credit Agreement, including without limitation the Notes (which shall not mature later that September 15, 2002 unless a later date is agreed upon in writing by the parties to the Credit Agreement) described in the Credit Agreement payable to the Beneficiary and/or the Banks or order in an original principal amount not to exceed Eighty-two Million Dollars ($82,000,000), together with interest thereon and fees due in connection therewith, and any modifications, additions, extensions or renewals of the Notes (including without limitation
(i) modifications of the required principal and/or interest payment dates, deferring or accelerating said payment dates in whole or in part, (ii) modifications, extensions or renewals at a different rate of interest, and/or (iii) modifications or additional amounts advanced under the Notes) whether or not any such modification, addition, extension or renewal is evidenced by a new or additional promissory note or notes;

     2. Payment of such further sums and/or performance of such further obligations, including without limitation the Reimbursement Obligations, as Trustor or the then record owner of the Mortgaged Property may undertake to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Beneficiary, and their successors or assigns, when said borrowing and/or obligation is evidenced by a writing or writings reciting that it or they are secured by this Deed of Trust;

     3. Performance of each agreement of Trustor herein contained or incorporated herein by reference and payment of each fee, cost and expense by Trustor as herein set forth; and

     4. The observance and performance by Trustor of each covenant and obligation on the part of the Trustor to be observed or performed pursuant to the Credit Documents and Project
Agreements.

ARTICLE I

[RESERVED]


ARTICLE II

COVENANTS OF BORROWER

     SECTION 2.1. Mortgaged Property. Trustor agrees (i) as provided in or contemplated by the Credit Agreement, to keep the Mortgaged Property in good condition and repair, (ii) not to commit or permit any waste or deterioration of the Mortgaged Property,
(iii) except as provided in or contemplated by the Credit Agreement and herein, not to commit or permit any removal, demolition or substantial alteration of the Mortgaged Property except for such alterations as may be required by any law, ordinance, rule, regulation or order of any governmental authority having jurisdiction over the Mortgaged Property or as are contemplated under the Credit Agreement, (iv) to complete in good, first class and workmanlike manner any construction or restoration which may be performed on the Mortgaged Property and the construction and improvements contemplated in the Credit Agreement, all as provided in or contemplated by the Credit Agreement, (v) as provided in or contemplated by the Credit Agreement, to promptly restore any portion of the Mortgaged Property which may be damaged or destroyed and (vi) not to permit any Liens of any kind against the Mortgaged Property, except as expressly permitted by the Credit Agreement.

     SECTION 2.2. Compliance With Laws. The Trustor shall comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of any governmental authority as provided in the Credit Agreement.

     SECTION 2.3. Books and Records. Trustor shall maintain, or cause to be maintained, in the county in which the Leathers Facility is located, or another location approved by Beneficiary, proper and accurate books, records and accounts reflecting all items of income and expense in connection with the operation of the Leathers Facility or in connection with any services, equipment or other items provided in connection with the operation of the Leathers Facility, whether such income or expense be realized by Trustor or by any other Person. The Trustor shall, upon reasonable request by the Beneficiary, give any representative of the Beneficiary access to such books, records and documents as provided in the Credit Agreement.

     SECTION 2.4. Insurance and Condemnation. Trustor shall at all times provide, maintain and keep in force all of the insurance required under the Credit Agreement. All proceeds of insurance received or receivable by Trustor shall be delivered and applied as provided for in the Credit Agreement. All proceeds of a taking by eminent domain or by inverse condemnation for any public or quasi-public use under any statute or otherwise, shall be distributed first to the Beneficiary to pay the obligations secured hereunder.

     SECTION 2.5 Proceeds on Foreclosure. In the event of the foreclosure of this Deed of Trust or other transfer of title to all or part of the Mortgaged Property to Beneficiary or other Person, in extinguishment, in whole or in part, of the obligations secured hereby, all right, title and interest of Trustor in and to any insurance policy then in force shall pass to the purchaser or grantee.

     SECTION 2.6.  Taxes and Other Charges.  Except as provided in
Section 5.02 of the Credit Agreement, Trustor shall pay or cause to be paid:

     (a) Prior to the assessment of any penalty or delinquency, all taxes, assessments and other governmental or public charges affecting the mortgaged Property or any party thereof as provided in the Credit Agreement.

     (b) When due, all encumbrances (including any debt secured by a deed of trust), ground rents, liens, and/or charges, with interest, on the Mortgaged Property or any part thereof.

     (c) When due, all charges for utilities or services, including without limitation electricity, gas, water and sewer, in connection with the Leathers Facility.

     SECTION 2.7 Security Account. Upon an Event of Default, at Beneficiary's option and upon its demand and except where and to the degree prohibited by law, Trustor shall, until every indebtedness secured hereby has been paid in full, pay to Beneficiary each month an amount estimated by Beneficiary to be equal to (i) the taxes, assessments, levies, and charges referred to above, and (ii) premiums for fire, hazard and other insurance next due. Said tax and insurance estimate shall be calculated by dividing the amount next due by, in each instance, the number of months to lapse preceding the month in which the same, respectively, will become due. All sums so paid shall not bear interest, except to the extent and in the minimum amount required by law, and Beneficiary shall, at its sole option, either (i) apply said funds to the payment of, or at the sole option of Beneficiary release said funds to Trustor for application to and payment of, such taxes, assessments, levies, charges and insurance premiums, or
(ii) apply all or any part of said sums to any indebtedness secured hereby or to cure such Default. In order to cure such Default, Trustor shall be required to restore all of the amounts so applied, as well as to correct the other events or conditions of default not corrected by such application.

     SECTION 2.8. Certain Taxes. In the event of the passage, after the date of this Deed of Trust, of any law deducting from the value of the Mortgaged Property for the purpose of taxation, any lien thereon, or changing in any way the laws now in force for the taxation of deeds of trust or debts secured by deeds of trust or similar instruments, or the manner of the collection of any such taxes, so as to affect this Deed of Trust, or imposing payment of the whole or any portion of any taxes, assessments or other similar charges against the Mortgaged Property upon the Beneficiary, Trustor shall pay such tax or increased portion and shall agree with Beneficiary in writing to pay, or reimburse Beneficiary for the payment of, any such tax or increased portion thereof when thereafter levied or assessed against the Mortgaged Property or any portion thereof. The obligations of Trustor under such agreement shall be secured by this Deed of Trust.

     SECTION 2.9. Subleases. Trustor shall submit to Beneficiary for its prior written approval any sublease of the Leathers Facility or any portion of the Mortgaged Property, including approval of any tenant thereunder, and no sublease shall be effective unless and until it has been approved by Beneficiary. In the event Beneficiary approves any such sublease, Trustor shall not accept prepayments of rent for any period in excess of one month and shall perform all covenants of the lessor under all subleases affecting the Leathers Facility or the Mortgaged Property. As used herein, "sublease" includes any extensions or renewals thereof and any amendments thereto to which Beneficiary has consented. Trustor shall not amend or terminate any subleases without the prior written consent of Beneficiary and shall not consent to any assignment or subletting under any subleases without the prior written consent of Beneficiary. Trustor shall immediately give notice to Beneficiary of any default under any of the subleases it receives or delivers. Beneficiary shall have the right but not the obligation to cure any default of Trustor upon notice under any of the subleases and all amounts disbursed in connection with said cure shall be deemed to be disbursements under the Credit Agreement and to be secured hereby.

     SECTION 2.10. Subordination. Each sublease of any portion of the Leathers Facility or the Mortgaged Property shall be absolutely subordinate to the lien of this Deed of Trust, but shall contain a provision satisfactory to Beneficiary that in the event of the exercise of the private power of sale or a judicial foreclosure hereunder, such sublease, at the option of the purchaser at such sale, shall not be terminated and the tenant thereunder shall attorn to such purchaser, and if requested to do so, shall enter into a new sublease for the balance of the term of such sublease then remaining upon the same terms and conditions.

     SECTION 2.11. Leases. With respect to the Easement Agreement and the Ground Lease (the "Lease"), Trustor agrees:

     (a) (i) To keep and perform each and every covenant, agreement and obligation of the lessee or grantee set forth in the Lease and the Easement Agreement, and any statute, ordinance, rule or regulation relating thereto, and not to commit, suffer or permit any breach thereof. If Trustor shall default under the Lease or the Easement Agreement, as the case may be, Beneficiary may, after a date which is six Domestic Business Days prior to the expiration of any period provided for in such Lease or Easement Agreement for curing such default, at its option but without any obligation to do so, take any action necessary or desirable to cure any default by Trustor in the performance of any of the terms, covenants and conditions of the Lease or the Easement Agreement, as the case may be, Beneficiary being authorized to enter upon the Real Property for such purposes. Trustor shall, immediately on demand, pay to Beneficiary all costs of Beneficiary incurred in curing any such default, together with interest on such costs from the date of expenditure at a rate per annum equal to the Default Rate. All sums due to Beneficiary pursuant to this Section 2.11 shall be secured by this Deed of Trust. Any default by Trustor under the Lease or the Easement Agreement, as the case may be, shall be a default hereunder.

       (ii) To give immediate notice to Beneficiary of any default under the Lease or the Easement Agreement within Trustor's knowledge or of the receipt by it of any notice of default from a lessor under the Lease ("Lessor") or the grantor under the Easement Agreement ("Grantor"), and to furnish to Beneficiary all information that it may request concerning the performance by Trustor of the covenants of the Lease or the Easement Agreement.

       (iii) That the provisions hereof shall be deemed to be obligations of Trustor in addition to Trustor's obligations as lessee and grantee with respect to similar matters contained in the Lease and the Easement Agreement, provided, however, the inclusion herein of any covenants and agreements relating to similar matters as to which Trustor is obligated under the Lease or the Easement Agreement shall not restrict or limit Trustor's duties and obligations to keep and perform promptly all of its covenants, agreements and obligations as lessee or grantee under the Lease or the Easement Agreement and nothing in this Deed of Trust shall be construed as requiring Trustor or Beneficiary to take or omit to take any action which would cause a default under the Lease or the Easement Agreement.

       (iv) That so long as this Deed of Trust is in effect, there shall be no merger of the Lease or the Easement Agreement or any interest therein nor of the leasehold estate or other estate created thereby with the fee estate in the Real Property or any portion thereof by reason of the fact that the Lease or the Easement Agreement or any interest therein or the leasehold or other estate thereunder may be held directly or indirectly by or for the account of any person who also holds the fee estate in the Real Property or a portion thereof or any interest therein. In case Trustor acquires the fee title or any other estate, title or interest in the Real Property, this Deed of Trust shall attach to and cover and be a lien upon the fee title or such other estate so acquired, and such fee title or other estate shall, without further assignment, mortgage or conveyance, become and be subject to the lien of and covered by this Deed of Trust. Trustor shall notify Beneficiary of any such acquisition by Trustor and, on written request by Beneficiary, shall cause to be executed and recorded all such other and further assurances or other instruments in writing as may in the opinion of Beneficiary be required to carry out the intent and meaning hereof.

     (v) That, so long as this Deed of Trust is in effect, no surrender (except as a surrender upon the expiration of the term of the Lease or the Easement Agreement) by Trustor as lessee or grantee under the Lease or the Easement Agreement to the lessor or grantor thereunder or any portion thereof or of any interest therein, and no termination of the Lease or the Easement Agreement by Trustor as lessee or grantee thereunder, shall be valid or effective, and neither such Lease or the Easement Agreement nor the terms thereof may be amended, modified, changed, surrendered or cancelled, or subordinated to any mortgage, to any lease, or to any other interest, either orally or in writing, without the prior written consent of Beneficiary in each case, and Trustor agrees that any such action without the prior written consent of Beneficiary shall be void.
       (vi) That Trustor shall, promptly after the execution and delivery of this Deed of Trust or of any instrument or agreement supplemental thereto, give written notice to any Lessor and/or to Grantor of the execution and delivery of this Deed of Trust.

       (vii) That if the Lease or the Easement Agreement is for any reason whatsoever terminated prior to the expiration of its term and, if pursuant to any provision of any Lease or the Easement Agreement or otherwise, Beneficiary or its designee shall acquire from the Lessor or Grantor a new lease or easement of real property affected by any Lease or the Easement Agreement, Trustor shall have no right, title or interest in or to such new lease or other agreement or the estate created thereby.

       (b) Trustor warrants that the Lease and the Easement Agreement, and each of them, are in full force and effect, that neither Trustor nor, to the best of Trustor's knowledge, any lessor or grantor is in default under any of the terms or provisions of the Lease or the Easement Agreement, and that neither Trustor nor any Lessor or Grantor has made any claim of such default.

     SECTION 2.12. Lessor's Bankruptcy. (a) Trustor acknowledges that pursuant to Section 365 of the Bankruptcy Reform Act of 1978 (as the same may be amended from time to time, "Bankruptcy Act") it is possible that a trustee in bankruptcy of a Lessor or a Lessor as a debtor-in-possession could reject the Lease, in which case Trustor, as lessee, would have the election described in Section 365(h) of the Bankruptcy Act (which election, as the same may be amended from time to time, and together with any comparable right under any other state or federal law relating to bankruptcy, reorganization or other relief for debtors, whether now or hereafter in effect, is herein called the "Election") to treat the Lease as terminated by such rejection or, in the alternative, to remain in possession for the balance of the term of the Lease and any renewal or extension thereof that is enforceable by the lessee under applicable nonbankruptcy law.

     Trustor covenants that it will not suffer or permit the termination of the Lease by exercise of the Election or otherwise without the prior written consent of Beneficiary. Trustor acknowledges that since the Lease is a primary part of the security for the obligations secured hereby, it is not anticipated that Beneficiary would consent to termination of the Lease and Beneficiary shall not under any circumstances be obliged to give such consent.

     (b) In order to secure the covenant made in Section 2.12(a) and as security for the Notes, Trustor assigns the Election and all rights related thereto to Beneficiary. Trustor acknowledges and agrees that the foregoing assignment of the Election and related rights is one of the rights which Beneficiary may use at any time in order to protect and preserve the other rights and interests of Beneficiary under this Deed of Trust, since exercise of the Election in favor of terminating any Lease would constitute waste hereunder.

     Trustor acknowledges and agrees that the Election is in the nature of a remedy and is not a property interest which Trustor can separate from the Lease. Therefore, Trustor agrees that exercise of the Election in favor of preserving the right to possession under the Lease shall not be deemed to constitute a taking or sale of the Mortgaged Property by Beneficiary and shall not entitle Trustor to any credit against the obligations secured by this Deed of Trust.

     (c) Trustor acknowledges and agrees that in the event the Election is exercised in favor of Trustor remaining in possession, Trustor's resulting rights under the Lease, as adjusted by the effect of Section 365 of the Bankruptcy Act, shall then be part of the Mortgaged Property and shall be subject to the lien created by this Deed of Trust.

     SECTION 2.13. Reasonable Acts. Trustor shall do any and all acts which, from the character or use of the Mortgaged Property, may be reasonably necessary to protect and preserve the security of Beneficiary, the specific enumerations herein not excluding the general.

     SECTION 2.14. Performance. Trustor will faithfully perform each and every covenant to be performed by Trustor under any lien or encumbrance upon or affecting the Mortgaged Property, including without limiting the generality hereof mortgages, deeds of trust, leases, declaration of covenants, easements, conditions and/or restrictions and other agreements which affect the Mortgaged Property, in law or in equity. A breach of or a default under any such lien or encumbrance shall constitute an Event of Default under this Deed of Trust.

     SECTION 2.15. Attorneys. Upon election of either Beneficiary or Trustee so to do, employment of an attorney is authorized and payment by Trustor of all attorneys' fees, costs and expenses in connection with any action and/or actions (including the cost of evidence or search title), which may be brought for the foreclosure of this Deed of Trust, and/or for possession of the property covered hereby, and/or for the appointment of a receiver, and/or for the enforcement of any covenant or right in this Deed of Trust contained as hereinafter provided shall be secured hereby.

     SECTION 2.16. Person Property. Except as provided in the Credit Documents, no personal property covered by the security interest granted herein may be removed from the Property without the prior written consent of Beneficiary unless Trustor shall immediately replace such personal property with similar property of equivalent value on which Beneficiary has a valid first lien.

     SECTION 2.17. Acceleration Upon Sale or Encumbrance. Except as expressly permitted herein or in the Credit Agreement, upon the sale, transfer, hypothecation, assignment or encumbrance, whether voluntary, involuntary or by operation of law, of all or any part of the Mortgaged Property or any interest therein or the transfer of any interest in Trustor or any other sale, transfer or disposition not permitted by the Credit Agreement without the prior written consent of Beneficiary, Beneficiary may, at its sole option (exercised in accordance with the Credit Agreement), by written notice to Trustor, declare all obligations secured hereby immediately due and payable, except to the extent that such acceleration by Beneficiary is prohibited by law.

ARTICLE III

DEFAULTS; REMEDIES OF BENEFICIARY

     SECTION 3.1.  Events of Default.  An Event of Default
hereunder shall occur if an Event of Default shall occur and be continuing under the Credit Agreement.

     SECTION 3.2. Remedies and Acceleration. If an Event of Default hereunder shall have occurred and be continuing, subject to the Credit Agreement, the Beneficiary may declare the principal of and interest on the Notes and all other sums secured hereby to be immediately due and payable by giving notice to the Trustor, and such principal, interest and other sums shall thereupon be due. Whether or not the Beneficiary has declared all such amounts immediately due and payable, if an Event of Default has occurred and is continuing, the Beneficiary or Trustee may take any of the following actions:

     (a) With or without notice, and without releasing the Trustor from any obligation hereunder, cure any default of the Trustor hereunder and, in connection therewith, enter upon the Mortgaged Property and do such acts and things as directed by the Beneficiary, if such acts and things are in the opinion of the Beneficiary necessary or desirable to protect the security hereof including without limitation appearing and defending any action or proceeding purporting to affect the title to the Mortgaged Property, the security hereof or the rights or powers of Beneficiary or Trustee hereunder; pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien as directed by the Beneficiary which, in its sole judgment, is prior or superior hereto or adversely affects the security hereof; pay any premiums or charges with respect to insurance required to be carried hereunder; and employ counsel, accountants, contractors and other appropriate persons as directed by the Beneficiary which it in its sole discretion deems necessary.

     (b) By itself or by its agents enter and take possession of all or any part of the rents, issues, profits, income or proceeds of all or any part of the Mortgaged Property ("Rents and Profits"), to the exclusion of the Trustor and those claiming under or through the Trustor.

     (c) With or without entry or possession, in its own name or in the name of the Trustor, use, administer, manage, operate and control the Mortgaged Property and/or the Rents and Profits, collect any tolls, rents, revenues, profits, income and proceeds thereof, conduct the business thereof to the same extent as the Trustor might and in connection therewith incur expenses for maintenance, insurance and repairs.

     (d) By itself or by its agents may enter and take possession of the Mortgaged Property, including without limitation, the Real Property and the Leathers Facility, or any part thereof, exclude Trustor and all persons claiming under Trustor wholly or partly therefrom, and operate, use, manage and control the same, either in the name of the Trustor or otherwise, and upon such entry, from time to time and at the expense of Trustor and of the Mortgaged Property, make all such repairs, replacements, alterations, additions or improvements thereto as the Trustee may be directed by the Beneficiary, collect and receive the rents, revenues, issues, profits, royalties, income and benefits thereof and apply the same to the payment of all expenses which the Trustee may be authorized to make under the provisions of this Deed of Trust and applicable law, the remainder to be applied to the payment, performance and discharge of the obligations secured herewith in such order as is required by the Credit Documents.

     (e) By itself or by its agent may enter and take possession of the Mortgaged Property, including the Real Property and the Leathers Facility, or any part thereof, and complete the Leathers Facility and take such action as directed by the Beneficiary in order to fulfill the obligations of Trustor under the Project Documents and hereunder, including the right either to avail itself and procure performance of existing construction contracts or to enter into other contracts with the same contractors or others. Without limiting the generality of the foregoing, Trustor hereby appoints and constitutes the Trustee for the benefit of the Beneficiary as its lawful attorney-in-fact with full power of substitution (it being understood and agreed that this power is coupled with an interest and cannot be revoked) to complete the Leathers Facility in the name of the Trustor, to use unadvanced funds under the Credit Documents, if any, or funds that may be otherwise available to, or reserved, escrowed or set aside by or for, the Trustor in respect of the completion of the Leathers Facility, or to advance the Beneficiary's own funds, to complete the Leathers Facility, and to do any and every act that the Trustor might do in its own behalf in respect of completing the Leathers Facility.

     (f) Commence and maintain actions in any court of competent jurisdiction to foreclose this instrument as a deed of trust or a mortgage or to obtain specific enforcement of the covenants of the Trustor hereunder. The Trustor agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any suit brought under this subparagraph, the Trustor waives the defense of laches and any applicable statute of limitations.

     (g) Execute and deliver to Trustee a written declaration of default and demand for sale and written notice of default and of its election to cause all or any part of the Mortgaged Property to be sold to satisfy the obligations secured hereby. If requested by Trustee, Beneficiary shall thereupon surrender this Deed of Trust, and the Notes secured hereby and all documents evidencing expenditures hereunder to Trustee. Trustee shall give and record such notice as the law then requires as a condition precedent to a trustee's sale or other private sale hereunder. When the minimum period of time required by law after recordation of the notice of default has elapsed, Trustee, without notice to or demand upon the Trustor except as otherwise required by law, shall sell the Mortgaged Property at a time and place of sale fixed by it in the notice of sale, either as a whole or in separate parcels and in such order as Beneficiary may, in its sole discretion, determine, at public auction to the highest bidder for cash, in lawful money of the United States (the obligations hereby secured being the equivalent of cash for purposes of said sale), payable at time of sale. The Trustor shall have no right to direct the order in which the Mortgaged Property is sold. Trustee may postpone sale of all or any portion of the Mortgaged Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at such time and place fixed by the preceding postponement. Trustee shall deliver to the purchaser at such sale a deed or other appropriate instrument conveying the Mortgaged Property or portion thereof so sold, but without any covenant or warranty, express or implied. The recitals in such deed or other instrument of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustee, Trustor and Beneficiary may purchase at such sale.

     (h) By itself or by its agents, Beneficiary may exercise any or all of the remedies available to a secured party under the UCC, including without limitation:

     (1) Either itself, by its agents or by means of a court appointed receiver, take possession of all or any part of the Mortgaged Property and exclude therefrom Trustor and all other claiming under Trustor, and thereafter hold, store, operate, use, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Trustor in respect of the Mortgaged Property or any part thereof, or cause the same to be operated by a person or entity selected by the Trustee at the direction of the Beneficiary. In the event the Beneficiary demands or attempts to take possession of the Mortgaged Property in the exercise of any rights hereunder or under the Credit Documents, Trustor shall promptly turn over and deliver complete possession thereof to the Beneficiary;

     (2) Without notice to or demand upon Trustor make such payments and do so acts as Beneficiary may deem necessary to protect the security interest granted hereby in the Mortgaged Property, including without limitation paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior or superior hereto, and in exercising any such powers or authority to pay all expenses incurred in connection therewith;

     (3) Require Trustor to assemble the Mortgaged Property, or any portion thereof, at a place designated by Beneficiary and reasonably convenient to both parties, and promptly to deliver such Mortgaged Property to the Beneficiary, or an agent or representative designated by it, it being understood that the Beneficiary, and its agents, representatives and employees, shall have the right to enter upon any or all of Trustor's premises and property to exercise the Beneficiary's rights hereunder; and

     (4)  Sell, lease or otherwise dispose of the Mortgaged
Property at public or private sale, with or without having the Mortgaged Property at the place of sale, and upon such terms and in such manner as the Beneficiary may direct, and the Beneficiary may be a purchaser at any such sale.

As to any personal property subject to the UCC included in the Mortgaged Property, including without limitation deposit accounts, contract rights and general intangibles, Beneficiary may proceed separately against such personal property under the UCC or may proceed as to both real and personal property in accordance with the rights and remedies the Beneficiary has with respect to real property. In either event, Trustor hereby acknowledges that any sale of all or any portion of the Mortgaged Property pursuant to this Section 3.2 is commercially reasonable.

     (i) Resort to and realize upon the security hereunder and any other security now or hereafter held by Beneficiary in such order and manner as Beneficiary may, in its sole discretion, determine. Resort to any or all such security may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both.

     SECTION 3.3.  Provisions of Sale

     (a) In any sale under any provision of this Deed of Trust, the other Credit Documents or pursuant to any judgment or decree of court, the Mortgaged Property, or any part thereof, to the extent permitted by law, may be sold in one or more parts or parcels or as an entirety and in such order as the Trustee, acting at the direction of the Beneficiary, may elect, Trustor hereby waiving any rights it or any person claiming under it may have to compel the marshalling of assets.

     (b) All rights of action under this Deed of Trust, or the other Credit Documents or the Project Agreements may be enforced by the Beneficiary or the Trustee at Beneficiary's direction without the possession of the original Credit Documents or the Project Agreements, or other evidences of the Notes and without the production thereof at any trial or other proceeding relative thereto. Subject to Section 3.4 hereof, any recovery of judgment in any such suit or proceeding shall be for the benefit of the Beneficiary.

     SECTION 3.4. Application of Proceeds. Subject to the provisions of the Credit Agreement, the Proceeds of any sale made either under the power of sale hereby given or under a judgment, order or decree made in any action to foreclose or to enforce this Deed of Trust, shall, unless otherwise provided by law, be applied:

     (a) first, to the payment of (i) the ongoing administration fees and expenses of the Trustee and attorneys' fees of the Trustee incurred in connection therewith, (ii) all costs and expenses of such sale, including attorneys' fees of the Beneficiary, and (iii) all charges, expenses and advances incurred or made by the Trustee or the Beneficiary in order to protect the lien or estate created by this Deed of Trust or the security afforded hereby; and

     (b) any balance thereof shall be paid to the Beneficiary for distribution as specified in Section 5 of the Security Agreement.

     SECTION 3.5. Waiver of Stay, Extension, Moratorium Laws; Equity of Redemption. Trustor shall not at any time (a) insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of the Notes, or (b) claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of the Mortgaged Property or any portion thereof prior to the exercise of any remedy under or pursuant to the provisions of this Deed of Trust or the other Credit Documents. Trustor, to the fullest extent that it lawfully may, hereby waives all benefit or advantage of any such law or laws. Trustor, for itself and all who may claim under it, hereby waives, to the extent permitted by applicable law, any and all rights and equities of redemption under any order or decree of foreclosure of this Deed of Trust and all notice or notices of seizure, and all right to have the Mortgaged Property marshalled upon any foreclosure hereof. The Beneficiary or Trustee shall not be obligated to pursue or exhaust its rights or remedies as against any other part of the Mortgaged Property before proceeding against any other part thereof and Trustor hereby waives any right or claim of right to have the Trustee proceed in any particular order.

     SECTION 3.6. Rights Cumulative. The Trustee's and Beneficiary's rights, powers and remedies under this Deed of Trust and the Credit Documents are cumulative and in addition to any other rights, powers and remedies provided by law. No delay or omission by the Trustee shall impair any such right, power or remedy or be construed to be a waiver of acquiescence in any default on the part of the Trustor.

     SECTION 3.7. Attorney in Fact. The Trustor irrevocably appoints each of the Trustee and the Beneficiary (with full power of substitution) as the true and lawful attorney-in-fact of the Trustor, each with the right, power and authority to execute and deliver following an Event of Default hereunder, in the Trustor's name and stead, all bills of sale, assignments, releases and other proper instruments the Trustee may deem necessary to effect the sale, assignment, transfer or delivery pursuant to the terms of this Deed of Trust, to maintain the Mortgaged Property, to perfect the security interest therein or to carry out the provisions of this Deed of Trust, including without limitation assignments from Trustor to Beneficiary of Trustor's right, title, interest and leasehold estate in, to or under the Lease, any sublease and the Easement Agreements.

     SECTION 3.8. Receipt a Sufficient Discharge. Upon any sale of the Mortgaged Property or any part thereof or interest therein, whether pursuant to foreclosure or power of sale or otherwise, the receipt of the officer making the sale under judicial proceedings or of the Trustee shall be sufficient discharge to the purchaser for the purchase money and such purchaser shall not be obligated to see to the application of such funds.

     SECTION 3.9. Other Rights. At the time and in the manner herein provided, Beneficiary, or Trustee upon written instructions from Beneficiary (the legality thereof to be determined solely by Beneficiary), may, without notice to or demand upon Trustor, without releasing Trustor from any obligation hereunder and without waiving its right to declare an Event of Default as herein provided or impairing any declaration of Default or election to cause the Mortgaged Property to be sold or any sale proceeding predicated thereon:

     (a) Make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary and Trustee, at Beneficiary's direction, being authorized to enter upon and take possession of the Mortgaged
Property for such purposes;

     (b) Commence, appear in and/or defend any action or proceedings purporting to affect the security hereof, and/or any additional or other security therefor, the interests, rights, powers and/or duties of Trustee and/or Beneficiary hereunder, whether brought by or against Trustor, Trustee or Beneficiary;

     (c) Pay, purchase, contest or compromise any claim, debt, lien, charge or encumbrance which in the judgment of either may affect or appear to affect the security of this Deed of Trust, the interest of Beneficiary or the rights, power and/or duties of Trustee and/or Beneficiary hereunder; and

     (d) If an Event of Default shall have occurred and be continuing, Beneficiary is authorized either by itself or by its agents to be appointed by it for that purpose or by a receiver appointed by a court of competent jurisdiction, to enter into and upon and take and hold possession of all or any portion of the Mortgaged Property, both real and personal, and exclude Trustor and all other persons therefrom; and to operate and manage the Mortgaged Property and rent and lease the same, perform such reasonable acts of repair or protection as may be reasonably necessary or proper to conserve the value thereof, collect any and all income, rents, issues, profits and proceeds therefrom, the same being hereby assigned and transferred to Beneficiary for the benefit and protection of Beneficiary, and from time to time apply and/or accumulate such income, rents, issues, profits and proceeds in such order and manner as Beneficiary or such receiver in its sole discretion shall consider advisable, to or upon the following: the expense of receivership, if any, the proper costs of upkeep, maintenance, repair and/or operation of the Mortgaged Property, the repayment of any sums theretofore or thereafter advanced pursuant to the terms of this Deed of Trust upon the indebtedness secured hereby, the taxes and assessments upon the operation of the Mortgaged Property, the repayment of any sums theretofore or thereafter advanced pursuant to the terms of this Deed of Trust upon the indebtedness secured hereby, the taxes and assessments upon the Mortgaged Property then due or next to become due, or upon the unpaid principal of such indebtedness. The collection and receipt of income, rents issues, profits and proceeds from the Mortgaged Property by Beneficiary, and its agent or receiver, after declaration of an Event of Default and election to cause the Mortgaged Property to be sold under and pursuant to the terms of this Deed of Trust shall not affect or impair such Event of Default or declaration of an Event of Default or election to cause the Mortgaged Property to be sold or any sale proceedings predicated thereon, but such proceedings may be conducted and sale effected notwithstanding the receipt and collection of any such income, rents, issues, profits and proceeds. Any such income, rents, issues, profits and proceeds in the possession of Beneficiary, its agent or receiver, at the time of sale and not theretofore applied as herein provided, shall be applied in the same manner and for the same purposes as the proceeds of the sale.

     Neither Trustee nor Beneficiary shall be under any obligation to make any of the payments or do any of the acts referred to in this Section 3.9 and any of the actions referred to in this Section
3.9 may be taken by Trustee (at Beneficiary's direction) or Beneficiary irrespective of whether any notice of default or election to sell has been given hereunder and without regard to the adequacy of the security for the indebtedness evidenced by the Notes.

                            ARTICLE IV

                              TRUSTEE

     SECTION 4.1. Acceptance of Trust; Notice of Indemnification. Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, becomes a public record as provided by law. Trustee is not obligated to notify Trustor of any pending sale under any other deed of trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless Trustee brings such action. Trustee shall not be obligated to perform any act required of it hereunder unless the performance of such act is requested in writing and Trustee is reasonably indemnified against loss, cost, liability and expense.

     SECTION 4.2. Powers of Trustee. From time to time upon written request of Beneficiary and presentation of this Deed of Trust for endorsement, and without affecting the personal liability, if any, of any person for payment of any indebtedness or performance of the obligation secured hereby, Trustee may, without liability therefor and without notice, reconvey all or any part of the Mortgaged Property, consent to the making of any map or plat thereof, join in granting any easement thereon, join in any declaration of covenants and restrictions, or join in any extension agreement or any agreement subordinating the lien or charge hereof. Trustee or Beneficiary may from time to time apply to any court of competent jurisdiction for aid and direction in the execution of the trusts hereunder and the enforcement of the rights and remedies available hereunder, and Trustee or Beneficiary may obtain orders or decrees directing or confirming or approving acts in the execution of said trusts and the enforcement of said remedies. Trustee has no obligation to notify any party of any pending sale or any action or proceeding unless held or commenced and maintained by Trustee under this Deed of Trust. Trustor shall pay to Trustee reasonable compensation and reimbursement for services and expenses in the administration of the trusts created hereunder, including reasonable attorneys' fees. Trustor indemnifies Trustee and Beneficiary against all losses, claims, demands and liabilities (except loss, claims, demands or liabilities arising solely from the willful acts or gross negligence of the indemnified party) which either may incur, suffer, or sustain in the execution of the trusts created hereunder or in the performance of any act required or permitted hereunder or by law.

     SECTION 4.3. Substitution of Trustees. From time to time, by a writing signed and acknowledged by Beneficiary and recorded in the Office of the Recorder of the County in which the Mortgaged Property is situated, Beneficiary may appoint another trustee to act in the place and stead of Trustee or any successor. Such writing shall refer to this Deed of Trust and set forth the date, book and page of its recordation. The recordation of such instrument of substitution shall discharge Trustee herein named and shall appoint the new trustee as the trustee hereunder with the same effect as if originally named Trustee herein. A writing recorded pursuant to the provisions of this paragraph shall be conclusive proof of the proper substitution of such new trustee.


                             ARTICLE V

                           MISCELLANEOUS

     SECTION 5.1. Reconveyance. Upon Beneficiary's written request, and upon surrender to Trustee for cancellation of this Deed of Trust and any note, instrument or instruments, setting forth all obligations secured hereby, Trustee shall reconvey, without warranty, the Mortgaged Property or that portion thereof then held hereunder, provided, however, that any indemnity made in connection with the Credit Documents running in favor of Beneficiary shall survive any such reconveyance. The recitals of any matters or facts in any reconveyance executed hereunder shall be conclusive proof of the truthfulness thereof. To the extent permitted by law, the reconveyance may describe the grantee as "the person or persons legally entitled thereto." Neither Beneficiary nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance. When the Mortgaged Property has been fully reconveyed, the last such reconveyance shall operate as a reassignment of all future rents, issues and profits of the Mortgaged Property to the person or persons legally entitled thereto, unless such reconveyance expressly provides to the contrary.

     SECTION 5.2. Power of Attorney. The Trustor hereby constitutes each of the Trustee and the Beneficiary (with full power of substitution) the true and lawful attorneys-in-fact of the Trustor irrevocably with full power (in the name of Trustor or otherwise) to ask, require, demand and receive any and all money and claims for money due and to become due under or arising out of the Project Agreements, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Trustee or Beneficiary may request in connection with the Mortgaged Property. This power of attorney is a power coupled with an interest and is irrevocable.

     SECTION 5.3. Further Assurances. If the Beneficiary shall request that the Trustor execute an instrument or document (including any memorandum of lease, security agreement, financing statement, continuation statement, certificate of title or estoppel certificate relating to the Notes, stating the interest and changes then due and any known defaults) that is necessary or advisable so that the Beneficiary and any other holders of the Notes may obtain the full benefit of the lien intended to be created hereby and rights and powers granted herein, and if it shall provide the Trustor with such instrument or document, the Trustor shall promptly execute and deliver such instrument or document.

     SECTION 5.4. Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests, demands and other communications hereunder shall be in writing. All notices shall be served or delivered as provided in the Credit Agreement to the parties at the following addresses or such other address as any party may designate by like notice:

   Trustor:         Leathers, L.P.
          c/o Red Hill Geothermal, Inc.
          480 West Sinclair Road
          Calipatria, California  93323

   Beneficiary:     Morgan Guaranty Trust Company of New
          York
          23 Wall Street
          New York, New York  10015

     SECTION 5.5. Trustor Not Released. Without affecting the liability of any person, if any, including Trustor, for the payment of any indebtedness secured hereby, or the lien of this Deed of Trust on the remainder of the Mortgaged Property for the full amount of any such indebtedness and liability unpaid, Beneficiary is empowered as follows: Beneficiary may from time to time and with notice (a) release any person liable for the payment of the indebtedness, (b) extend the time or otherwise alter the terms of payment of any of the indebtedness, (c) accept additional real or personal property of any kind as security, or (d) alter, substitute, or release any property securing the indebtedness.

     SECTION 5.6. Severability. If all or any part of any provision hereof shall be invalid, illegal or unenforceable in any jurisdiction, the remaining provisions shall continue to be valid and enforceable, and such provision shall continue to be valid and enforceable in any other jurisdiction.

     SECTION 5.7.   Amendment.  Any termination, amendment,
supplement, waiver or modification of any term hereof shall be in writing, executed by Trustor and Beneficiary.

     SECTION 5.8.   Headings.  The headings of the Articles,
Sections and subsections hereof are for convenience and shall not affect the meaning of this Deed of Trust.

     SECTION 5.9. Benefit. The parties hereto, their permitted successors and assigns, but no others, shall be bound hereby and entitled to the benefits hereof. Without limited the foregoing, any of the Secured Parties may, at its election, assign, convey or transfer all or any part(s) of its right, title or interest hereunder in connection with any assignment or other transfer of all or any part(s) of its interest in or to the Obligations.

     SECTION 5.10. Designation of Ownership. In each instance hereunder in which the Trustee is required to act or refrain from acting upon instructions or notices from the Beneficiary, the Trustee shall be entitled to rely upon certification of such status received by the Trustee from the Beneficiary, and the Trustee shall not be required to act or refrain from acting until such certification has been received.

     SECTION 5.11. Security Agreement. This Deed of Trust constitutes both a real property deed of trust and a "security agreement", within the meaning of the UCC, and the Mortgaged Property includes both real and personal property and all other rights and interest, whether tangible or intangible in nature, of Trustor in the Mortgaged Property. Trustor by executing and delivering this Deed of Trust has granted to the Trustee for the benefit of the Secured Parties, as security for the obligations secured hereunder, a security interest in the personal property comprising the Mortgaged Property. If Trustor shall default under the Credit Documents or this Deed of Trust, the Trustee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the UCC, including, without limiting the generality of the foregoing, the right to take possession of such personal property or any part thereof, and to take such other measures as the Trustee may deem necessary for the care, protection and preservation of such personal property.

     SECTION 5.12. Governing Law. This Deed of Trust shall be governed by and construed in accordance with the law of the State of California.

     SECTION 5.13. Limitation of Liability. Notwithstanding anything herein to the contrary, the personal liability of Trustor hereunder and the limitation thereof shall be governed by the provisions of the Credit Agreement.

     SECTION 5.14. Nonrecourse. Notwithstanding any provision of any agreement relating to the Obligations secured by this Deed of Trust (including, without limitation, the Reimbursement Obligations), such Obligations shall be paid only from the income of and the proceeds from the Leathers Facility and the Collateral as provided in Section 9.12 of the Credit Agreement, which provision is hereby incorporated by this reference.

     SECTION 5.15. Accounts. At any time and from time to time prior to the reconveyance of all of the interests granted hereunder, and if no Default has occurred and is continuing, the Trustor may apply funds in the Operating Account, the Construction Disbursement Account, the Major Capital Expenditure Reserve Account, the Partnership Holding Account, or the Debt Service Reserve Account, as provided in the Operating and Maintenance Agreement, the Construction Management Agreement and the Limited Partnership Agreement.

     SECTION 5.16. Notice. Trustor hereby requests that any notice of default or notice of sale as may be required by law be mailed to Trustor at its address above stated.

TRUSTOR PLEASE NOTE: IN THE EVENT OF YOUR DEFAULT, CALIFORNIA PROCEDURE PERMITS THE TRUSTEE TO SELL THE MORTGAGED PROPERTY AT A SALE HELD WITHOUT SUPERVISION BY ANY COURT AFTER EXPIRATION OF A PERIOD PRESCRIBED BY LAW. SEE SECTION 3.02 ABOVE FOR A DESCRIPTION OF THIS PROCEDURE. UNLESS YOU PROVIDE AN ADDRESS FOR THE GIVING OF NOTICE, YOU MAY NOT BE ENTITLED TO OTHER NOTICE OF THE COMMENCEMENT OF SALE PROCEEDINGS. BY EXECUTION OF THIS DEED OF TRUST, YOU CONSENT TO SUCH PROCEDURE. IF YOU HAVE ANY QUESTIONS CONCERNING IT, YOU SHOULD CONSULT YOUR LEGAL ADVISOR. BENEFICIARY URGES YOU TO GIVE IT PROMPT NOTICE OF ANY CHANGE IN YOUR ADDRESS SO THAT YOU MAY RECEIVE PROMPTLY ANY NOTICE GIVEN PURSUANT TO THIS DEED OF TRUST.

     IN WITNESS WHEREOF, Trustor has caused this Deed of Trust to be duly executed by its officers thereunto duly authorized as of the day and year first above written.

                    TRUSTOR

                    LEATHERS, L.P., a limited
                    partnership organized under
                    the laws of the State of
                    California

                    By:  RED HILL GEOTHERMAL,
                         INC, a Delaware
                         corporation, a General
                         Partner


                    By:  /s/  Russ L. Tenney
                    Its: President


                    By:  /s/  Wallace C. Dieckmann
                    Its: Assistant Secretary


                                            Exhibit 10.86 (Cont.)


RECORDING REQUESTED BY
AND WHEN RECORDED
RETURN TO:




Arnold A. Pinkston
Orrick, Herrington &
  Sutcliffe
Old Federal Reserve Bank Bldg.
400 Sansome Street
San Francisco, CA  94111





FIRST AMENDMENT TO DEED TO TRUST

   THIS FIRST AMENDMENT TO DEED OF TRUST dated as of April 18, 1990 is entered into by and between LEATHERS, L.P., ("Trustor"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK as Security Agent (as defined below) for the benefit of the Secured Parties (as defined below) (in such capacity, the "Beneficiary").

RECITALS

   (1) Trustor, Trustee and Beneficiary are parties to that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Construction Deed of Trust) ("Deed of Trust") dated as of
October 26, 1988 which was recorded on October 26, 1988, as instrument no. 88-17188, in the Official Records of Imperial
County, California.

   (2) Except as expressly provided herein, capitalized terms used herein which are defined in the Deed of Trust (as amended hereby) shall have the respective meanings given to those terms in the Deed of Trust (as amended hereby).

   (3) Trustor, Beneficiary, The Fuji Bank, Limited, Los Angeles Agency, as Fronting Bank ("Fronting Bank") and the Banks listed therein have entered into that certain Amended and Restated Secured Credit Agreement dated as of April 18, 1990 ("Amended Credit Agreement'), pursuant to which such parties have amended and restated the Secured Credit Agreement dated as of October 26, 1988 (as amended on April 14, 1989, and partially assigned by Morgan Guaranty Trust Company of New York ("MGT") to Amsterdam-Rotterdam Bank N.V. on June 21, 1989, the ("Original Credit Agreement") among Trustor, Morgan Guaranty Trust Company of New York as Agent ("Agent') for the Banks, and the banks ("Banks") which are party thereto. The Deed of Trust was recorded to secure, among other things, the obligations of the Trustor under the Original Credit Agreement.

   (4) The parties wish to amend the Deed of Trust to reflect the Amended Credit Agreement.

AGREEMENT

1. Credit Agreement. The term Credit Agreement, as used in the Deed of Trust, shall mean the Original Credit Agreement as amended and restated by the Amended Credit Agreement as the same may be amended, modified, supplemented, restated or replaced from time to time.

2. Security Agreement. The term Security Agreement, as used in the Deed of Trust, shall mean the Security Agreement, dated as of October 26, 1989 between Trustor, Security Agent, MGT, and Agent, as amended by the certain Amendment Number One to the Security Agreement dated as of April 14, 1989 between Trustor, Security Agent, MGT, and Agent and that certain Amendment Number Two to the Security Agreement dated as of April 18, 1990 between Trustor, Security Agent, MGT, and Agent, as the same may be amended, modified, supplemented, restated or replaced from time to time.

3. Obligations Secured.
   (a) Item 1 of the Article entitled Obligations Secured (page eight) in the Deed of Trust is amended to read as follows:

   "1.  Payment to Beneficiary of all indebtedness evidenced by, or arising under or pursuant to, the Credit Agreement, including without limitation the Notes (which shall not mature later than September 15, 2002 unless a later date is agreed upon in writing by the parties to the Credit Agreement) described in the Credit Agreement payable to the Beneficiary and/or the Banks or order in an original principal amount not to exceed Sixty-six Million Dollars ($66,000,000), together with interest thereon and fees due in connection therewith, and any modifications, additions, extensions or renewals of the Credit Agreement and the Notes (including without limitation (i) modifications of the
required principal and/or interest payment dates, deferring    or
accelerating said payment dates in whole or in part, (ii) modifications, extensions or renewals at a different rate of interest, and/or (iii) modifications or additional amounts advanced under the Credit Agreement and the Notes) whether or not any such modification, addition, extension or renewal is evidenced by a new or additional promissory note or notes"

   (b) Item 4 of the Article entitled Obligations Secured (pages nine) in the Deed of Trust is amended to read as follows:

     "4. The observance and performance by Trustor of each covenant and obligation (including the Obligations as defined in the Security Agreement) on the part of Trustor to be observed or performed pursuant to or arising under or in connection with the terms and provisions of the Credit Documents and the Project Agreements, and all amendments, modifications, supplements, restatements or replacements thereto."

   4. Effect of This Amendment. On and after the date of this Amendment, each reference in the Deed of Trust to the Deed of Trust, shall mean the Deed of Trust as amended hereby. Except as specifically amended above, the Deed of Trust shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Agent or any of the Banks, nor constitute a waiver of any provision of the Deed of Trust.

   5. Headings. The headings in this Amendment are for convenience of reference only and not part of the substance hereof.

   6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

   7. Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by both parties hereto shall be deemed and constitute a complete executed original for all purposes.

   IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be executed, and this First Amendment shall be effective, as of the day and year first above written.

LEATHERS, L.P., a California
   limited partnership

By:  Red Hill Geothermal, Inc.
   a Delaware corporation,
   general partner

By:  /s/ Jon R. Peele
Its: Vice President

MORGAN GUARANTY TRUST COMPANY OF
   NEW YORK
  in its capacity as Security Agent

By:  /s/ George L. Brown
Its: Vice President